SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 4, 2008
Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
7600 Wisconsin Avenue
                 Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
          (301) 986-9200
(Registrant’s Telephone Number, Including Area Code)
                   N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
First Potomac Realty Trust (the “Company”) announces that representatives of the Company will be meeting today and tomorrow, June 4 and 5, 2008, with and making presentations to various investors and analysts at NAREIT’s REITWeek 2008 in New York, NY. The presentation materials to these investors and analysts are available on the Company’s website at the link: www.first-potomac.com, under “Investor Information – Presentations.” The information contained on the Company’s website is not incorporated by reference herein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
June 4, 2008	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President and General Counsel